Exhibit 10.13

6-1162-ELP-0783

United Air Lines, Inc.

P. O. Box 66100

Chicago, IL 60601-0100

Subject:	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Escalation [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Reference:	Purchase Agreement No. 3427 (Purchase Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (Customer) relating to Model 787-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1. Definitions.

“[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]” means the written communication provided by Boeing to Customer in accordance with the requirements of Article 4.1, below.

“Program Aircraft” means each Aircraft specified in Table 1 to the Purchase Agreement as originally executed, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

“Forecast Escalation Factor” means the escalation factor compounded annually from July of the Base Year 2008 up to and including the month and year of the scheduled delivery of each Program Aircraft calculated in accordance with Supplemental Exhibit AE1 to the Purchase Agreement, but based on the escalation forecast as described in Article 3, below.

“Actual Escalation Factor” means the escalation factor from July of the Base Year 2008 up to and including the month and year of the scheduled delivery of each Program Aircraft calculated pursuant to Supplemental Exhibit AE1 to the Purchase Agreement.

P.A. No. 3427

Escalation Matters

BOEING / UNITED PROPRIETARY

United Air Lines, Inc.

6-1162-ELP-0783

2. Applicability.

Notwithstanding any other provision of the Purchase Agreement to the contrary, the parties agree that the Escalation Adjustment for the Airframe Price and Optional Features Prices for each Program Aircraft shall be determined in accordance with this Letter Agreement.

3. Escalation Forecast.

Boeing will release an escalation forecast in February (February Forecast) and August (August Forecast) of each year in accordance with Supplemental Exhibit AE1 to the Purchase Agreement. Only one escalation forecast shall be used to conduct the escalation analysis performed in accordance with Article 4, 5 and 6 below, for a given Program Aircraft. The escalation forecast applicable to a given Program Aircraft is set forth in Attachment A.

4. Forecast Escalation [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5. Forecast Escalation [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6. Forecast Escalation [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6.1.2 provide Customer with the option of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6.1.3 provide Customer the option of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6.1.4 In the event Boeing elects either option 7.1.2 or 7.1.3 and [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6.2 If Boeing provides Customer the option described in Article 7.1.2 or 7.1.3 above, then Customer shall notify Boeing in writing of its election to exercise the option contained in Article 7.1.2 or 7.1.3 above [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 3427

Escalation Matters

BOEING / UNITED PROPRIETARY

United Air Lines, Inc.

6-1162-ELP-0783

7. Applicability to Other [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8. Assignment.

The rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and can only be assigned, in whole or in part, pursuant to Article 9 of the AGTA as amended by Letter Agreement No. 6-1162-IRS-0184.

9. Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. 6-1162-IRS-0182.

Very truly yours,

THE BOEING COMPANY

By	/s/ Nobuko Wiles

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: February 19, 2010

UNITED AIR LINES, INC.

By	/s/ Kathryn A. Mikells

Its	Executive Vice President and Chief Financial Officer

P.A. No. 3427

Escalation Matters

BOEING / UNITED PROPRIETARY

UNITED AIR LINES, INC.

6-1162-ELP-0783

ATTACHMENT A

Escalation Forecast [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY

WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 3427

Escalation Matters

BOEING / UNITED PROPRIETARY

UNITED AIR LINES, INC.

6-1162-ELP-0783

ATTACHMENT B

Escalation Factors – July 2008 Base Year

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 3427

Escalation Matters

BOEING / UNITED PROPRIETARY